Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-L

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 10/16/06


Blended Coupon 4.3133%


Excess Protection Level
3 Month Average   7.30%
June, 2001   6.85%
May, 2001   7.61%
April, 2001   7.46%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.46%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25